SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 1999

                              COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

     Pennsylvania                    0-6983                      23-1709202
     ------------                 -------------                --------------
   (State or other              (Commission file                (IRS employer
   jurisdiction of                   number)                   identification
   incorporation)                                                    no.)

            1500 Market Street, Philadelphia, PA         19102
            ----------------------------------------------------
            (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700
                                                           --------------


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Item 5.  Other Events.

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-81391) originally filed on June 23, 1999 by Comcast Corporation (the "Company").

         On October 12, 1999, the Company and Salomon Smith Barney Inc. entered into an underwriting agreement (the "Underwriting Agreement") pursuant to which Salomon Smith Barney Inc. agreed to purchase 13,982,103 of the Company's 2.0% Exchangeable Subordinated Debentures due 2029 (the "Debentures"). The Underwriting Agreement is filed as an exhibit hereto, as well as a Form of Debenture.

         On October 13, 1999, the Company filed a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to the Debentures.


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


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         1. Underwriting Agreement dated as of October 12, 1999 between the Company and Salomon Smith Barney Inc.

         4.  Form of Debenture.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 14, 1999             COMCAST CORPORATION



                                    By: /s/ William E. Dordelman
                                        ------------------------------------
                                    Name: William E. Dordelman
                                    Title: Vice President


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                                  EXHIBIT INDEX


  Exhibit No.                                 Exhibit

     1. Underwriting Agreement dated as of October 12, 1999 between the Company and Salomon Smith Barney Inc.

     4.        Form of Debenture


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